UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Aberdeen Chile Fund, Inc. Aberdeen Israel Fund, Inc. Aberdeen Indonesia Fund, Inc. Aberdeen Latin America Equity Fund, Inc. Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN EMERGING MARKETS SMALLER COMPANY
OPPORTUNITIES FUND, INC.

ABERDEEN ISRAEL FUND, INC.

ABERDEEN CHILE FUND, INC.

ABERDEEN INDONESIA FUND, INC.

ABERDEEN LATIN AMERICA EQUITY FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 27, 2014

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of Aberdeen Asset Management Inc. located at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on the following dates and at the following times:

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (NYSE MKT: "ETF")	March 27, 2014	9:30 a.m. eastern time
Aberdeen Israel Fund, Inc. (NYSE MKT: "ISL")	March 27, 2014	10:00 a.m. eastern time
Aberdeen Chile Fund, Inc. (NYSE MKT: "CH")	March 27, 2014	10:30 a.m. eastern time
Aberdeen Indonesia Fund, Inc. (NYSE MKT: "IF")	March 27, 2014	11:00 a.m. eastern time
Aberdeen Latin America Equity Fund, Inc. (NYSE MKT: "LAQ")	March 27, 2014	11:30 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposal (the "Proposal") for each Fund and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

ETF — To elect one Class I Director, to serve for a three-year term;

ISL — To elect two Class II Directors, each to serve for a three-year term;

CH — To elect two Class III Directors, each to serve for a three-year term;

IF — To elect one Class II Director, to serve for a three-year term; and

LAQ — To elect two Class II Directors, each to serve for a three-year term.

The Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on February 7, 2014 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at (866) 839-5205.

This notice and related proxy materials are first being mailed to shareholders on or about February 14, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on March 27, 2014: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY

ABERDEEN CHILE FUND, INC.

ABERDEEN ISRAEL FUND, INC.

ABERDEEN INDONESIA FUND, INC.

ABERDEEN LATIN AMERICA EQUITY FUND, INC.

ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

February 7, 2014
Philadelphia, Pennsylvania

ABERDEEN EMERGING MARKETS SMALLER COMPANY
OPPORTUNITIES FUND, INC.

ABERDEEN ISRAEL FUND, INC.

ABERDEEN CHILE FUND, INC.

ABERDEEN INDONESIA FUND, INC.

ABERDEEN LATIN AMERICA EQUITY FUND, INC.
(each, a "Fund" and collectively, the "Funds")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on March 27, 2014

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board" and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of shareholders of each Fund (each, a "Meeting" and collectively, the "Meetings") to be held at the offices of Aberdeen Asset Management Inc. located at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on Thursday, March 27, 2014 for all the Funds, and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about February 14, 2014.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted "FOR" the Proposal (as defined below). The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before a Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meetings.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

Only shareholders or their duly appointed proxy holders can attend a Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on February 7, 2014 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held.

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitled to one vote at that Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

ETF	9,764,732 common shares
ISL	4,169,941 common shares
CH	9,386,497 common shares
IF	9,485,247 common shares
LAQ	7,448,517 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on Thursday, March 27, 2014. The Proxy Materials and each Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. Each Fund will furnish, without charge, a copy of its most recent annual report, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-866-839-5205. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

The Proposal - Election of Directors

Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. If elected, each Director is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Martin M. Torino (Class I Director, 3-year term ending 2017)
Aberdeen Israel Fund, Inc.	James J. Cattano (Class II Director, 3-year term ending 2017) Steven N. Rappaport (Class II Director, 3-year term ending 2017)
Aberdeen Chile Fund, Inc.	James J. Cattano (Class III Director, 3-year term ending 2017) Steven N. Rappaport (Class III Director, 3-year term ending 2017)
Aberdeen Indonesia Fund, Inc.	Lawrence J. Fox (Class II Director, 3-year term ending 2017)
Aberdeen Latin America Equity Fund, Inc.	James J. Cattano (Class II Director, 3-year term ending 2017) Steven N. Rappaport (Class II Director, 3-year term ending 2017)

EACH FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
NOMINEES FOR DIRECTOR FOR THAT FUND.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

DIRECTORS

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
James J. Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1943)	CH, LAQ, IF, ISL and ETF: Director; Audit and Valuation Committee Chairman; and Nominating Committee Member; Cost Review Committee Member.	CH: Since 1989; current term ends at the 2014 annual meeting. LAQ: Since 1990; current terms ends at the 2014 annual meeting. ISL: Since 2005; current term ends at the 2014 annual meeting. IF: Since 2007; current term ends at the 2016 annual meeting. ETF: Since 1993; current term ends at the 2016 annual meeting.	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006; Director of Credit Suisse High Yield Bond Fund since 2006
Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1943)	CH, IF, LAQ and ISL: Director; Nominating Committee Member.	LAQ: Since 2006; current term ends at the 2015 annual meeting. CH and ISL: Since 2006; current term ends at the 2016 annual meeting. IF: Since 2000; current term ends at the 2014 annual meeting.	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1949)	CH, LAQ and ETF: Director; Nominating Committee Member; and Audit and Valuation Committee Member; Cost Review Committee Member.	CH: Since 2005; current term ends at the 2016 annual meeting. LAQ: Since 1990; current term ends at the 2016 annual meeting. ETF: Since 1993; current term ends at the 2014 annual meeting.	Mr. Torino has been President of TA USA (agriculture sector) since May 1991. He has also been President of Rio Calchaqui SA (food and beverage) since June 2007. Previously, he was President of Expreso Morell SA (transportation and logistics) from 2009 to 2012.	3	Director of San Lucas S.A.
Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1948)	CH, LAQ, IF, ISL and ETF: Director; Nominating Committee Member; and Audit and Valuation Committee Member; Cost Review Committee Member.	CH: Since 2003; current terms ends at the 2014 annual meeting. IF: Since 2005; current term ends at the 2015 annual meeting. LAQ: Since 2005; current term ends at the 2014 annual meeting. ISL: Since 1992; current term ends at the 2014 annual meeting. ETF: Since 2006; current term ends at the 2015 annual meeting.	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc. since 2006; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Director:
Alexander E. Zagoreos** 210 Jermain Hill Lane Eagle Bridge, NY 12057 (1937)	ETF: Director.	ETF: Since 2011; current term ends at the 2015 annual meeting.	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management from 1977 to 2006.	1	Director, World Trust Fund, Alpha Andromeda Fund, and Probank (Athens); Chairman, Utilico Emerging Markets Trust, and The Taiwan Opportunities Fund
Independent Directors:
Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1941)	CH, LAQ, ISL, IF and ETF: Chairman of the Board of Directors; Chairman of the Nominating Committee; and Audit and Valuation Committee Member.	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2015 annual meeting. ETF: Since 1996; Chairman since 2005; current term ends at the 2016 annual meeting.	Mr. Arzac is a Professor of Finance and Economics at the Graduate School of Business at Columbia University. He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation since 1987; Director of Mirae Asset Management Funds since 2010; Director of Credit Suisse Funds since 1990

  *  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Funds, and may thus be deemed to be part of the same "Fund Complex."

  **  Effective November 11, 2011, Mr. Zagoreos was determined by the Board of Directors of ETF to be an interested director (as that term is defined in the 1940 Act) of ETF because of his nomination by, and employment with, an affiliate of a shareholder holding more than 25% of the voting securities of ETF.

Additional Information about the Board of Directors

Each Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on each respective Board. Each Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to him; to interact effectively with Aberdeen Asset Managers Limited ("AAML") (the investment adviser to CH, ISL, LAQ and ETF), and Aberdeen Asset Management Asia Limited ("AAMAL") (the investment adviser to IF), as applicable, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the specific Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Arzac — financial background as professor of finance and economics at a business school, fund leadership roles as chairman of the board of directors for certain funds within the Aberdeen complex, as well as board experience with other closed-end investment companies and public companies; Mr. Cattano — business background and executive management and financial experience as president and CEO of a commodities trading company; Mr. Fox — legal experience as a partner at a law firm and as a law professor; Mr. Rappaport — investment management experience as partner at investment firms, accounting experience and other board experience; Mr. Torino — business background and executive experience as president of commodities trading and logistics and transportation companies; and Mr. Zagoreos — financial and business experience as senior adviser and managing director at a financial advisory and asset management firm.

Each Board believes that the significance to its Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual and by Board) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition to assess whether the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out any Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on such Board by reason thereof.

OFFICERS

Name, Address and (Year of Birth)	Positions(s) Held With Fund(s)	Length of Time Served+	Principal Occupation(s) During the Past Five Years
Christian Pittard* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	CH, ISL, IF, LAQ and ETF: President	Since July 2009

Currently, Group Head of Product Development, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006 – 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Name, Address and (Year of Birth)	Positions(s) Held With Fund(s)	Length of Time Served+	Principal Occupation(s) During the Past Five Years
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1977)	CH, ISL, IF, LAQ and ETF: Vice President and Chief Compliance Officer	Since March 2011

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009 – 2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006 – 2009).

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009

Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 – 2006).

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	CH, ISL, IF, LAQ and ETF: Treasurer and Chief Financial Officer	Since November 2009

Currently, Head of Fund Administration – US and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President and Secretary	Since July 2009

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Name, Address and (Year of Birth)	Positions(s) Held With Fund(s)	Length of Time Served+	Principal Occupation(s) During the Past Five Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009

Currently, Head of Product – US, overseeing both Product Management and Product Development for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.
Devan Kaloo* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009

Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 – 2007).

Nick Robinson* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	CH, ISL, IF, LAQ and ETF: Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen's operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen's US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Hugh Young** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Name, Address and (Year of Birth)	Positions(s) Held With Fund(s)	Length of Time Served+	Principal Occupation(s) During the Past Five Years
Heather Hasson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1982)	CH, ISL, IF, LAQ and ETF: Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined Aberdeen Asset Management Inc.as a Fund Administrator in November 2006.
Sharon Ferrari* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1977)	CH, ISL, IF, LAQ and ETF: Assistant Treasurer	Since June 2011

Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

  *  Messrs. Pittard, Cotton, Goodson, Kaloo and Robinson and Mses. Irvine, Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds, all of which may be deemed to be a part of the same "Fund Complex."

  **  Mr. Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., which have a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment adviser of the Funds and may thus be deemed to be part of the same "Fund Complex" as the Funds.

  +  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Independent Nominees for Director:
James J. Cattano	CH:	E	E
	ETF:	D
	ISL:	D
	IF:	D
	LAQ:	E

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Lawrence J. Fox	CH:	D	E
	ISL:	D
	IF:	D
	LAQ:	D
Steven N. Rappaport	CH:	E	E
	ETF:	E
	ISL:	E
	IF:	E
	LAQ:	E
Martin M. Torino	CH:	D	E
	ETF:	D
	LAQ:	E
Interested Director:
Alexander E. Zagoreos	ETF:	C	C
Independent Directors:
Enrique R. Arzac	CH:	E	E
	ETF:	E
	ISL:	E
	IF:	D
	LAQ:	D

(1)  This information has been furnished by each Director as of October 31, 2013. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  As of October 31, 2013, each Fund's Directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2013, none of the Independent nominees for election to the Boards, the Independent Directors (as defined below) or their immediate family members owned beneficially or of record any class of securities in Aberdeen Asset Management PLC, in each Fund's investment adviser, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Aberdeen Asset Management PLC. Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2013, Mr. Pittard and Ms. Melia did not own shares of the Funds.

During the fiscal year ended December 31, 2013, the Board of CH convened 7 times, and the Board of ISL, LAQ and IF each convened 6 times. Each Director attended at least 75% of the aggregate number of meetings of the CH, ISL, LAQ and IF Board, with the exception of Mr. Torino who attended 71% of the CH Board meetings and 67% of the LAQ Board meetings. If a member, each Director attended at least 75% of the total number of meetings of the Audit and Valuation Committee, Nominating Committee and Cost Review Committee held during the period for which he served. During the fiscal year ended October 31, 2013, the Board of ETF convened 6 times. Each Director attended at least 75% of the aggregate number of meetings of the ETF Board, with the exception of Mr. Zagoreos who attended 50% of the ETF Board meetings. If a member, each Director attended at least 75% of the total number of meetings of the Audit and Valuation Committee, Nominating Committee and Cost Review Committee held during the period for which he served.

At a meeting of CH's Nominating Committee held on December 10, 2013, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport each for a three-year term. At a meeting of LAQ's Nominating Committee held on December 10, 2013, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport each for a three-year term. At a meeting of IF's Nominating Committee held on December 10, 2013, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Fox for a three-year term. At a meeting of ISL's Nominating Committee held December 10, 2013, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport each for a three-year term. At a meeting of ETF's Nominating Committee held on December 10, 2013, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Torino for a three-year term.

COMPENSATION

With respect to each of CH, ISL, IF and LAQ, for the fiscal year ended December 31, 2013, each Director received an annual fee of $15,059. Each Director also received $2,000 for each quarterly meeting of each Board attended by him, $1,000 for telephonic Board meetings, $1,000 for Audit and Valuation Committee meetings held on days where there was no Board meeting and $1,000 for Nominating Committee meetings held on days where there was no Board meeting, and was reimbursed for expenses incurred in connection with his attendance at each Fund's Board meetings. The Independent Chairman of these Funds also received an annual fee of $7,500 from each Fund. The final payment for remuneration was paid to the Directors on Wednesday, December 26, 2012. The total remuneration paid or accrued by CH, ISL, IF and LAQ during the fiscal year ended December 31, 2013 to all Directors was $135,785, $113,728, $113,728 and $136,785, respectively.

With respect to ETF, during the fiscal year ended October 31, 2013, each Director received an annual fee of $15,000. Each Director also received $2,000 for each quarterly meeting of the Board attended by him, $1,000 for telephonic Board meetings, $1,000 for Audit and Valuation meetings held on days where there was no Board meeting, and $1,000 for Nominating Committee meetings held on days where there was no Board meeting, and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The Independent Chairman of ETF also received an annual fee of $7,500. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2013 to all Directors was $141,713.

The Audit and Valuation Committee Chairman receives an additional annual fee of $3,000 from each Fund. The Directors have approved a compensation plan that requires each Director to receive at least 50%, and permits each Director to elect to receive up to 100%, of his annual fee in the form of Fund shares to be purchased on the open market by the Fund's agent on behalf of the Directors.

The following table shows certain compensation information for the Directors of CH, ISL, IF, and LAQ for the fiscal year ended December 31, 2013, and for the Directors of ETF for the fiscal year ended October 31, 2013. The total compensation paid to the Directors from the Fund Complex is provided for the calendar year ended December 31, 2013. All officers of the Funds are employees of and are compensated by Aberdeen Asset Management Inc. ("AAMI"), AAML or AAMAL. None of the Funds' executive officers or Directors who are also officers or directors of AAMI, AAML or AAMAL received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund					Total Compensation From Fund and Fund Complex Paid to Directors*
	CH1	ISL	IF	LAQ	ETF
Non-Interested Nominees For Director:
James J. Cattano	$29,057	$29,057	$29,057	$29,057	$26,250	$142,478
Lawrence J. Fox	$25,057	$25,057	$25,057	$25,057	N/A	$100,228
Steven N. Rappaport	$26,057	$26,057	$26,057	$26,057	$24,250	$128,478
Martin M. Torino	$22,057	N/A	N/A	$22,057	$22,250	$66,364
Non-Interested Director:
Enrique R. Arzac	$33,557	$33,557	$33,557	$33,557	$29,250	$163,478
Interested Director:
Alexander E. Zagoreos					$20,250	$20,250
Resigned Director:
Gregory Hazlett					$19,463	$19,463

  1  CH held a Board meeting on December 23, 2013 of which each Director of the Fund were paid $1,000 for their attendance in 2014.

  *  See the "Directors" table for the number of Funds within the Fund Complex that each Director serves.

Board and Committee Structure

Each Board of CH, ISL, IF and LAQ is comprised entirely of Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund, its investment adviser and/or its investment sub-adviser (each an "Independent Director," and collectively, the "Independent Directors"). The ETF Board is comprised of four Independent Directors and one Director who was determined by the Board to be an interested person (as that term is defined in the 1940 Act) of the Fund.

Current Members of Each Fund's Board

ETF Enrique R. Arzac James J. Cattano Steven N. Rappaport Martin M. Torino Alexander E. Zagoreos*	ISL Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	CH Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	IF Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	LAQ Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino

  *  "Interested Person" as defined in the 1940 Act

Each Board has appointed Mr. Arzac, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and Fund management, and the investment adviser, as applicable, between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. Each Board holds regular quarterly meetings throughout the year to consider and address matters involving its Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee (each, a "Committee" and together, the "Committees") to assist the Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Committees of each Board and each Board as a whole also conduct an annual evaluation of its performance, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Board believes that its leadership structure, including maintaining standing Committees and establishing ad hoc Committees or working groups as needed and having an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview. Each Board also believes that it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. Any Board may, at any time and in its discretion, change its leadership structure, including in response to changes in circumstances or characteristics of the Funds.

Each Audit and Valuation Committee consists of all the Independent Directors of the Fund, with the exception of Mr. Fox, all of whom are also "independent" as that term is interpreted under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and under the listing standards of the NYSE MKT LLC exchange (the "NYSE MKT"). Each of the Audit and Valuation Committees of CH, ISL, IF, and LAQ convened six times during the fiscal year ended December 31, 2013. The Audit and Valuation Committee of ETF convened six times during the fiscal year ended October 31, 2013. Mr. Cattano serves as Chair of each Audit and Valuation Committee and each Board has determined that Messrs. Arzac and Rappaport qualify as Audit Committee Financial Experts and are "financially sophisticated" as interpreted by the NYSE MKT. Each Fund's Audit and Valuation Committee advises its full Board with respect to accounting, auditing and financial matters affecting the Fund. Each Board has adopted an Audit and Valuation Committee Charter (a copy of which is attached as Appendix A). The mission of each Audit and Valuation Committee is to oversee: (i) the accounting and financial reporting policies and practices for the Fund; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Fund's financial statements and the independent audit thereof, including but not limited to, oversight of the independent auditor's qualifications and independence. Each Audit and Valuation Committee also oversees the activities of the pricing committee and performs the responsibilities assigned to the Audit and Valuation Committee in the "Valuation and Liquidity Procedures." Each Audit and Valuation Committee also provides an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's administrator and the Boards. In addition, each Audit and Valuation Committee has the duty to review in advance, and consider approval of, any and all proposals that the Fund, the investment adviser or any of their affiliated persons, employ the independent auditor to render certain non-audit services to the Fund and to consider whether such services are consistent with the independent auditor's independence. The function of each Audit and Valuation Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Boards and the Audit and Valuation Committees, as representatives of the Funds' shareholders.

Each Nominating Committee is comprised of all of the Independent Directors of the Fund. The Nominating Committee of CH, ISL, IF and LAQ convened two times during the fiscal year ended December 31, 2013. ETF's Nominating Committee met two times during the fiscal year ended October 31, 2013. Mr. Arzac serves as Chair of each Fund's Nominating Committee. Each Fund's Nominating Committee assists the Board in its selection and nomination of Directors and the evaluation of the Board and its Committee structure. Each Board has adopted a Nominating Committee Charter (a copy of which is attached as Appendix B). Each Nominating Committee has, among other items, the following powers and responsibilities: (1) the nomination of new Directors; (2) the evaluation of its Board and its committee structure; and (3) the periodic review of the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and retirement age. Each Nominating Committee reports to the full Board with recommendations of any appropriate changes to its particular Board.

In nominating candidates, each Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include (but are not limited to): availability and commitment of the candidate, relevant industry and related experience, educational background, reputation, financial expertise, ability, judgment, expertise, overall diversity of the Board's composition, experience in fund governance and other business practices and actual or potential conflicts bearing on either the candidate's independence or the business of the Fund. Each Nominating Committee will consider potential director candidates, if any, recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" (as defined in the 1940 Act) of the Fund, its investment adviser and its investment sub-adviser, if applicable; and (iii) are "independent" as defined in the NYSE MKT listing standards and any other exchange on which the Fund's shares are listed. When considering whether to add additional or substitute Directors to the Board of Directors of the Fund, the Directors take into account any proposals for candidates that are properly submitted to the Fund's Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: as to each individual proposed for election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of a Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be so received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Any such submission must also be submitted by such date and contain such information as may be specified in a Fund's Bylaws, or as required by any relevant stock exchange listing standards.

The Cost Review Committees are comprised of Mr. Cattano (CH, ETF, ISL, IF, LAQ), Mr. Rappaport (CH, ETF, ISL, IF, LAQ) and Mr. Torino (CH, ETF, LAQ). The Cost Review Committee of CH, ISL, IF and LAQ convened one time during the fiscal year ended December 31, 2013. ETF's Cost Review Committee met one time during the fiscal year ended October 31, 2013. Mr. Cattano serves as Chair of each Fund's Cost Review Committee. Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by each Fund, to ensure that such expenses are commensurate with the services provided.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of a Board's general oversight of a Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's investment adviser, who carries out the Fund's investment management and business affairs, and also by the Fund's investment sub-adviser, as applicable, and other service providers in connection with the services they provide to the Fund. Each of AAML, AAMAL, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of a Fund, each Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment adviser, the investment sub-adviser and the Fund's other service providers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. Each Board also requires the investment adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Each Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Any Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Other Board-Related Matters

Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. All such communications will be directed to the appropriate Board's attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders. None of the Directors attended the 2013 Annual Meeting of Shareholders or any of the Funds.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES

The Audit and Valuation Committees of ETF met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2013. The Audit and Valuation Committees of each CH, ISL, IF and LAQ will meet with the applicable Fund's management to discuss, among other things, each Fund's audited financial statements for the fiscal year ended December 31, 2013, sometime in late February 2014. Each Audit and Valuation Committee has also met with the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), and discussed with PwC certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit and Valuation Committee has received from PwC the letter required by the independence rules of the SEC describing any relationships between PwC and the applicable Fund, the applicable investment adviser and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered the Fund's investment adviser or sub-adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence and has concluded that it is.

The members of the Audit and Valuation Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit and Valuation Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit and Valuation Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Valuation Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon review and discussions, the Audit and Valuation Committee of ETF recommended to the Board that the Fund's audited financial statements be included in the Fund's 2013 Annual Report to Shareholders for the fiscal year ended October 31, 2013. The Audit and Valuation Committee for CH, ISL, IF and LAQ is currently reviewing the audited financial statements for inclusion in the Fund's 2013 Annual Report to Shareholders for the fiscal year ended December 31, 2013. Each Audit and Valuation Committee consists of all the Independent Directors of the applicable Fund, with the exception of Mr. Fox.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on December 10, 2013, each Fund's Audit and Valuation Committee approved the selection of PwC for the fiscal year ending December 31, 2014 for CH, ISL, LAQ and IF, and for the fiscal year ending October 31, 2014 for ETF. PwC has been each Fund's independent registered public accounting firm since each Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit and Valuation Committee, rendered to CH, ISL, LAQ and IF by PwC for its fiscal years ended December 31, 2013 and December 31, 2012, and to ETF for its fiscal years ended October 31, 2013 and October 31, 2012.

	2013					2012
	CH	ISL	LAQ	IF	ETF	CH	ISL	LAQ	IF	ETF
Audit Fees	$41,300	$41,800	$43,600	$29,200	$29,200	$41,300	$41,800	$43,600	$29,200	$42,600
Audit Related Fees(1)	$29,000	$0	$0	$0	$0	$23,000	$0	$0	$0	$0
Tax Fees(2)	$3,700	$7,000	$5,400	$5,400	$3,700	$3,700	$7,000	$5,400	$3,700	$7,000
All Other Fees(3)	$11,500	$19,000	$0	$0	$0	$14,480	$19,000	$14,480	$0	$0
Total	$85,500	$67,800	$49,000	$49,000	$32,900	$82,480	$67,800	$63,480	$32,900	$49,600

(1)  Amount related to the public offering of shares of CH that occurred on October 7, 2013 and June 14, 2012.

(2)  Services include tax services in connection with each Fund's excise tax calculations and review of the Fund's applicable tax returns.

(3)  Services include local government review and repatriation processes.

Each Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAML for CH, ISL, ETF and LAQ, or to AAMAL for IF, and any service provider to a Fund controlling, controlled by or under common control with AAML or AAMAL that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit and Valuation Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chair of the Audit and Valuation Committee, and the Chair shall report to the Audit and Valuation Committee, at its next regularly scheduled meeting after the Chair's pre-approval of such services, his or her decision(s). Each Audit and Valuation Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit and Valuation Committee's pre-approval responsibilities to other persons (other than AAML, AAMAL or a Fund's officers). Pre-approval by an Audit and Valuation Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, AAML, AAMAL and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit and Valuation Committee and approved by the Audit and Valuation Committee (or its delegate(s)) prior to the completion of the audit.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee. The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2012 and December 31, 2013 were $18,180 and $15,200, respectively. The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal years ended December 31, 2012 and December 31, 2013 were $26,000 and $26,000, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2012 and December 31, 2013 were $3,700 and $3,700, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2012 and December 31, 2013 were $19,880 and $5,400, respectively. The aggregate fees billed by PwC for non-audit services rendered to ETF for the fiscal years ended October 31, 2012 and October 31, 2013 were $7,000 and $7,000, respectively.

The aggregate fees billed by PWC for non-audit services rendered to ETF, AAML and any Covered Service Providers for the fiscal year ended October 31, 2013 was $836,457 and $ 2,241,410 for the fiscal year ended October 31, 2012. The aggregate fees billed by PWC for non-audit services rendered to CH, ISL, LAQ, AAML and any Covered Service Providers for the fiscal year ended December 31, 2013 was $844,657, $855,457 and $834,857, respectively, and for the fiscal year ended December 31, 2012 was $2,252,590, $2,260,410 and $2,254,290, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF, AAMAL and any Covered Service Providers for the fiscal year ended December 31, 2013 was $848,990 and $2,258,569 for the fiscal year ended December 31, 2012.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, AAML, AAMAL or the Fund's administrator.

AST Fund Solutions, LLC has been retained to assist in the solicitation of proxies and will receive a fee not to exceed $3,500 per Fund and be reimbursed for its reasonable expenses. Total payments for the Funds to AST Fund Solutions, LLC are expected to be between approximately $1,500 and $3,050 per Fund.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about February 14, 2014. As mentioned above, AST Fund Solutions, LLC has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of a Fund may receive a call from a representative of AST Fund Solutions, LLC, if the Fund has not yet received their vote. Authorization to permit AST Fund Solutions, LLC to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of CH, ISL, ETF, LAQ and IF believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, as of December 31, 2013, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of each of CH, LAQ, IF, ISL and ETF because they possessed or shared voting or investment power with respect to CH's, LAQ's, IF's, ISL's or ETF's shares, as applicable:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
CH	Common	First Trust Advisors L.P. 120 East Liberty Suite 400 Wheaton, IL 60187	1,002,620	10.7%
	Common	Adminstradora de Fondos de Pensiones de Provida, S.A. Avenida Pedro de Valdivia 100 Piso 9 Santiago, Chile	838,559	8.9%
LAQ	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	2,139,542	28.7%
		Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	1,021,670	13.7%
		Advanced Emerging Capital 1st Floor Colette House 52-55 Piccadilly London, UK W1J 0DX	615,847	8.3%
IF	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	2,505,713	26.4%
	Common	1607 Capital Partners LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	717,345	7.6%
ISL	Common	1607 Capital Partners LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	421,523	10.0%
		Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	263,815	6.3%

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
ETF	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	3,176,817	38.5%
	Common	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	1,907,046	23.1%
	Common	Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	437,924	5.3%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the SEC and the Fund.

Based solely upon each Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Funds, and the filings by the beneficial holders greater than 10% of a Fund's shares, to the knowledge of each Fund, for the fiscal year ended December 31, 2013 with respect to CH, ISL, IF and LAQ, and for the fiscal year ended October 31, 2013 with respect to ETF, all such forms were filed on a timely basis.

Information concerning the Investment Advisers

AAML serves as the investment adviser to CH, ISL, LAQ and ETF and AAMAL serves as the investment adviser to IF. AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. AAML and AAMAL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a Scottish company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG.

Information Concerning the Administrator

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, serves as each Fund's administrator. BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly known as Celfin Capital S.A. Administradora de Fondos de Capital Extranjero), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as the sub-administrator to CH and LAQ with respect to Chilean investments.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2015 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than October 17, 2014. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2015 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at (866) 839-5205. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at (866) 839-5205.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY
ABERDEEN CHILE FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

_________, 2013

APPENDIX LIST

Appendix	Title	Page
A	Audit and Valuation Committee Charter	A-1
B	Nominating Committee Charter	B-1

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APPENDIX A
AUDIT AND VALUATION COMMITTEE CHARTER

Aberdeen Chile Fund, Inc.
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
Aberdeen Israel Fund, Inc.
Aberdeen Indonesia Fund, Inc.
Aberdeen Latin America Equity Fund, Inc.

Audit and Valuation Committee Charter

Mission

The mission of the Audit and Valuation Committee (the "Committee") of each of the Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., and Aberdeen Latin America Equity Fund, Inc. (individually, the "Fund"), is to oversee: (i) the accounting and financial reporting policies and practices for the Fund; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the integrity, quality and objectivity of the Fund's financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor's qualifications and independence. The Committee will also oversee the activities of the Fund's Pricing Committee and perform the responsibilities assigned to the Committee in the Valuation and Liquidity Procedures (the "Procedures"). In addition, the Committee serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's administrator (the "Administrator") and the Board of Directors (the "Board"). The Committee will report to its respective Board, if necessary, any relationships between the independent auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the independent auditor. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund respectively.

The function of the Committee is to provide oversight; it is the responsibility of the Fund's management ("Management"), and, to the extent delegated to the Fund's investment adviser (the "Adviser") and the Administrator, such Adviser and Administrator, to maintain appropriate systems for (i) accounting and internal controls; and (ii) maintaining appropriate systems for pricing of the Fund's assets. It is the responsibility of the Fund's independent auditor and Management to plan and carry out a proper audit.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles.

The Pricing Committee is directly accountable to the Committee and the Board. The independent auditor is directly accountable to the Committee and must report directly to the Committee.

Committee Composition and Qualifications

1.  The Committee shall be composed of at least three members. Each member of the Committee must have been determined not to be an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), of the Fund, other than in his or her capacity as a member of the Board or any Board committee. In addition, each member of the Committee must be "independent" as that term is interpreted under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under the listing standards of the NYSE MKT LLC exchange (the "Exchange"), except as otherwise set forth by statute, rule or listing standard.1

2.  Members of the Committee must be members of the Fund's Board and may not be officers of the Fund. In addition, members of the Committee should be free of any relationships that would interfere with their exercise of independent judgment as committee members.

3.  Each member of the Committee must not have participated in the preparation of the financial statements of the Fund at any time during the past three years.

4.  Each member of the Committee must be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and statement of cash flows. Further, at least one member of the Committee must be "financially sophisticated," as such term is defined in the listing standards of the Exchange.2 No "financially sophisticated" Committee member or a Committee member designated as an Audit Committee Financial Expert ("ACFE") will be subject to a different or higher degree of individual responsibility, care or obligation than any other member of the Committee. In addition, the designation of a Committee member as "financially sophisticated" or as an ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated. On an annual basis, the Committee shall determine whether one or more of the Committee members qualifies as an ACFE.

5.  Unless exempted by an order of the Securities and Exchange Commission (the "SEC"), each member of each Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Fund.

6.  The Committee shall appoint its Chairperson by a majority vote of its members.

7.  The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

Duties and Powers

To carry out its mission under this Charter, the Committee shall have the following duties and powers to be discharged in such a manner as it deems appropriate, in its sole discretion:

1.  To annually select, retain or terminate the Fund's independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Adviser or any sub-adviser. The Committee must also receive annually a report from the independent auditor, disclosing all relationships that may affect the

1  Although the NYSE MKT LLC Company Guide exempts closed-end funds from certain specified listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of these specified requirements to closed-end funds.

2  An individual that qualifies as an "audit committee financial expert" under Item 3 of Form N-CSR is presumed to be "financially sophisticated."

independent auditor's independence, including the disclosures required by PCAOB Rule 35263 or any other applicable auditing standard. The Committee must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor;

2.  To review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Fund, the Adviser or any of their affiliated persons, employ the independent auditor to render "permissible non-audit services"4 to the Fund and to consider whether such services are consistent with the independent auditor's independence.5 The Committee may delegate to one or more of its members ("Delegate(s)") authority to pre-approve permissible non-audit services to be provided to the Fund (a description of the Committee's current delegation is included as Exhibit A). Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws;

3.  To select, recommend and engage new independent auditors, should it prove necessary, subject to ratification by the full Board and shareholder approval, if required;

4.  To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund's financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund's previous five fiscal years;

5.  To meet on a regular basis, as often as necessary to fulfill its responsibilities, including at least twice a year in connection with the issuance of audited annual financial statements and unaudited semi-annual financial statements;

6.  To meet periodically with the Fund's independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and

3  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in writing that, in its professional judgment, it is independent of the Fund within the meaning of the securities acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

4  "Permissible non-audit services" include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

5  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

the fees proposed to be charged in connection with such services, (ii) to review and discuss the Fund's audited annual financial statements and unaudited semi-annual financial statement; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of said audit(s), including matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 114, as amended,6 and Management's response to such matters, (iv) to consider the independent auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor;

7.  To review the fees charged by the independent auditor for audit and permissible non-audit services;

8.  To review annually with Management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls;

9.  To review with Management and the independent auditor any significant audit findings related to the Fund's systems for accounting, reporting and internal controls, and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

10.  To review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities;

11.  To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters related to the Fund by employees of the Fund and employees of its service providers, including employees of the Adviser, the Administrator, the Fund's custodian, the Fund's principal underwriter, if any, and any other provider of accounting-related services (such procedures are included as Exhibit B);

12.  To investigate improprieties or suspected improprieties in Fund operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee;

13.  To set clear hiring policies for employees or former employees of the independent auditor;

14.  To appoint a Pricing Committee for the Fund, in accordance with the Procedures;

6  SAS 114 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (4) adjustments arising from the audit that could, in the auditor's judgment, have a significant effect on the company's financial reporting process, or uncorrected misstatements aggregated by the auditor that were determined by management to be immaterial to the financial statements; (5) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; (6) the auditor's responsibilities under generally accepted auditing standards; and (7) the planned scope and timing of the audit. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company's accounting principles with the audit committee and encourages a three-way discussion among the auditor, management and the audit committee.

15.  To review the actions of the Pricing Committee and to ratify or revise such actions, in accordance with the Procedures;

16.  To investigate matters brought to the Pricing Committee's attention within the scope of its duties;

17.  To review any fair price valuation in a special meeting, if called to do so by the Pricing Committee; and

18.  To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.  The Committee normally shall meet at such time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

2.  The Fund's officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with service providers of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask Management and representatives of the service providers to attend meetings as it deems necessary.

3.  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between Management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit reviews or attest services for the Fund, and each such independent auditor must report directly to its respective Committee.

4.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage and compensate independent legal counsel and other experts or consultants at the expense of the Fund; and (ii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.  In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the independent auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person's professional or expert competence; or (3) another Board committee on which the member does not sit.

6.  The Committee shall review this Charter annually and recommend any changes to the full Board.

As amended December 10, 2013

Exhibit A

On June 8, 2011, pursuant to this authority, each Fund's Committee delegated to the Committee Chairman, subject to subsequent ratification by the full Committee, the authority to pre-approve non-routine permissible non-audit services on behalf of the Fund's Committee up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Fund by Pricewaterhouse Coopers LLP other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.

Exhibit B

Audit and Valuation Committee
Procedures for Handling Complaints and Concerns

The Fund seeks to ensure the integrity of its financial reporting and its compliance with applicable law. The Fund also desires to conduct itself in a prudent and ethical manner. The Fund believes that any measures which assist it in protecting the integrity of its financial reporting and promoting its compliance with applicable law benefits the interests of its stockholders.

Pursuant to the requirements of Rule 10A-3(b)(3) of the Securities Exchange Act of 1934, as amended, Section 803 B(4) of the NYSE MKT LLC Company Guide, the Fund's Audit and Valuation Committee Charter, and in accordance with Section 806 of the Sarbanes-Oxley Act of 2002, the Audit and Valuation Committee of each Fund (the "Committee") has adopted the following procedures for handling complaints and concerns to assist each Fund in meeting certain legal obligations in connection with its accounting and auditing practices (the "Procedures"). The Procedures have also been adopted to address complaints and concerns and encourage reporting of any potential conduct that is dishonest, illegal or unethical, including, but not limited to, conduct which involves violations of any rules and regulations adopted by the Securities and Exchange Commission as well as any federal rules relating to fraud against stockholders. The goal of the Procedures is to reduce the prospect of illegal conduct.

Although the Fund has officers, the Fund does not have employees. The Fund contracts with third parties for management, administrative, custodial, accounting, auditing, transfer agency and other services to the Fund ("Service Providers"). The Committee relies on its officers and Service Providers for information about the Fund's accounting, internal accounting controls and auditing matters (collectively, "Accounting Matters") as well as information concerning the daily operations of the Fund ("Operational Matters"). Because the Committee is dependent upon the information provided to it by the Fund's officers and Service Providers, it is important for the Committee to ensure that open and effective channels of communication are available for the reporting of concerns and complaints regarding Accounting Matters and Operational Matters.

The Committee has established the Procedures for the:

•  receipt, retention and treatment of complaints received by the Fund regarding Accounting Matters or Operational Matters; and

•  the confidential, anonymous submission by officers of the Fund or employees of Service Providers (collectively, "Reporting Persons") of concerns regarding questionable Accounting Matters or Operational Matters.

1.  Submission of Complaints and Concerns

(a)  The Fund encourages any Reporting Person who has a concern regarding a potentially questionable Accounting Matter or Operational Matter to bring this concern to the attention of the respective Fund's Audit Committee Chairman. A matter may be a potentially questionable Accounting Matter if, for example, it involves fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of a Fund; fraud or deliberate error in the recording and maintaining of financial records of a Fund; deficiencies in or noncompliance with any internal accounting controls affecting a Fund; any misrepresentation or false statement regarding a matter contained in the financial records, financial reports or audit reports of a Fund; or any deviation from full and fair reporting of a Fund's financial condition. A matter may be a potentially questionable Operational Matter if, for example, it involves fraud or intentional illegal conduct affecting a Fund or its stockholders; potential violation of the applicable federal securities laws or other applicable federal or foreign laws governing a Fund; or potentially unethical conduct impacting the operations of a Fund.

(b)  Any such concerns involving questionable Operational Matters or Accounting Matters should be submitted directly to the Committee's Chairman (the "Chairman"). James Cattano, the Chairman, may be contacted as follows:

By mail:	James Cattano, Chairman of the Audit Committee of [Name of Aberdeen Fund] c/o Goodwin Procter LLP 901 New York Avenue, NW Washington, DC 20001 Attn: Marco E. Adelfio
By telephone:	(914	) 414-8896
By fax:
By e-mail:	jamescattano@aol.com

If a Reporting Person does not want to be identified with the submission, he or she should mail his or her communications to the Chairman, without including his or her name in the correspondence but, instead, prominently indicating on the submission that it is a "Confidential, Anonymous Submission."

(c)  Any complaint received by an officer of the Fund or an employee of a Service Provider with respect to Accounting Matters or Operational Matters should be promptly forwarded to the Chairman. Given the sensitivity of such matters, any written correspondence regarding a complaint should be marked "Confidential."

(d)  A Fund's Audit Committee Chairman will observe the following procedures in investigating a complaint or concern:

•  the Audit Committee Chairman will take such action as it deems appropriate, in its sole discretion, to investigate any complaints or concerns reported to him or her, which actions may (but need not) include the use of internal or external counsel, accountants or other personnel; and

•  the Audit Committee Chairman will promptly report any complaint or concern he or she receives to the President of the Fund and to the Fund's legal counsel, although the Audit Committee Chairman may refrain from notifying the President of the Fund if after consultation with the Fund's legal counsel or the Committee, the Chairman believes that refraining would be in the Fund's best interest.

The Audit Committee Chairman will inform the Committee of any complaints or concerns reported under the Procedures at the next regularly scheduled Committee meeting, although the Audit Committee Chairman will notify the Committee before the meeting if the Audit Committee Chairman determines that the Committee should be notified more promptly. The Committee in its discretion may take any action it deems appropriate to investigate any complaints or concerns of which it becomes aware, which may include referring the matter to the President of the Fund or another Fund officer or initiating an independent investigation. The Committee may also choose to take no action. If the Committee chooses to conduct an investigation, it may, at the Fund's expense, use internal or external counsel, accountants and other personnel. The Committee will maintain records of all complaints and concerns reported under the Procedures, the disposition of such complaints and concerns, and the basis for such disposition.

2.  Freedom to Report (No Retaliation)

The Fund will not tolerate any form of retaliation against a Fund director or officer; or against an Service Provider employee (i) who submits a good faith complaint or concern about a Fund's Accounting or Operational Matters or (ii) who assists in an investigation of challenged practices.

Accordingly, any director or officer of a Fund, or employee of an Service Provider is prohibited from discharging, demoting, suspending, threatening, harassing, or in any other manner discriminating against a Reporting Person that would have an impact on the terms and conditions of the Reporting Person's employment, because of any lawful act done by the Reporting Person to provide information, cause information to be provided, or otherwise assist in an investigation regarding any conduct which the Reporting Person reasonably believes is reportable under the Procedures. Reporting Persons have the option, and are encouraged to, report any violation to the Fund's Audit Committee Chairman with confidentiality. The Procedures are intended to create an environment where Reporting Persons can act without fear of reprisal or retaliation.

In order to monitor whether the Reporting Person is being subjected to reprisals or retaliation, a Fund's Audit Committee Chairman may contact the Reporting Person (if the Reporting Person's identity is known) to determine whether any changes in the Reporting Person's work situation have occurred, potentially as a result of providing such information. If the Audit Committee Chairman determines that any reprisal or retaliation has occurred, a report of this shall be made to the Service Provider and to the Committee, if consented to by the Reporting Person.

Any Reporting Person who feels he or she has been the subject of reprisal or retaliation because of his or her reporting under the Procedures should immediately notify the Fund's Audit Committee Chairman.

3.  Director Concerns

Any director who has a concern regarding what he or she views as questionable Accounting Matters or Operational Matters should bring such concern to the attention of the Fund's Audit Committee Chairman no later than the first Committee meeting held after he or she becomes concerned.

4.  Retention of Records

The Fund's Chief Compliance Officer, on behalf of the Fund and its Committee, will maintain a confidential file of materials related to complaints or concerns received concerning Accounting Matters or Operational Matters. These materials will be retained for a period of five (5) years or such longer period as may be required by law. Any records relating to a report may, if necessary, be redacted (or similar steps taken) to preserve the confidentiality of the person(s) submitting the report.

5.  Communication

The officers of the Fund shall be responsible for ensuring that all persons involved with Accounting Matters and Operational Matters (including employees of Service Providers) are made aware of and encouraged to report matters under the Procedures.

6.  Review of Procedures

The Procedures shall be reviewed by the Fund's Audit Committee at the same time as the review of the Fund's Audit Committee Charter.

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APPENDIX B
NOMINATING COMMITTEE CHARTER

Aberdeen Chile Fund, Inc.
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
Aberdeen Israel Fund, Inc.
Aberdeen Indonesia Fund, Inc.
Aberdeen Latin America Equity Fund, Inc.
(each, a "Fund")

NOMINATING COMMITTEE CHARTER

SECTION 1. PURPOSE & SCOPE

The mission of the Nominating Committee (the "Committee") is to promote the effective participation of qualified individuals on the Board, committees of the Board, and as executive officers of the Fund, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of Directors and committee members with the competencies needed to oversee the Fund so that the interests of shareholders in the Fund are well-served. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund respectively.

In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

•  the nomination of new Directors.

•  the coordination of the evaluation of the Board and its committee structure.

SECTION 2. MEMBERSHIP

(a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act")("independent directors"), and "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

(b) The Committee shall appoint its Chairperson by a majority vote of its members.

(c) The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a) The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund's investment adviser or sub-adviser, as the case may be, other principal service providers and significant shareholders.

(b) In nominating candidates, the Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee may take into account a wide variety of factors in considering prospective director candidates, which may include (but are not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; (viii) commitment to the representation of the interests of the Fund and its shareholders; (ix) commitment to maintaining and improving Director skills and education; (x) experience in Fund Governance and best business practices; and (xi) actual or potential business, family or other conflicts bearing on either the candidate's independence or the business of the Fund.

(c) The Committee will determine whether a nominee or existing director qualifies for treatment as an independent director. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Fund's investment adviser or sub-adviser, as the case may be, other principal service providers, or a significant shareholder.

(d) While the Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board, as a whole, and contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

(e) The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the recommended candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

(f) The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund's bylaws.

(g) The Committee may identify prospective directors from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

(h) It shall be in the Committee's sole discretion as to whether or not to nominate a candidate for membership on the Board.

SECTION 4. ADDITIONAL AUTHORITYAND RESPONSIBILITIES

(a) The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b) The Committee shall be responsible for coordinating the annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, and supervise the conduct of the evaluation and assessment of the performance of the Board and its committees.

(c) The Committee shall have the authority to investigate any matter brought to its attention within the scope of its duties, and shall have the authority to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

(d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)  So long as the Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors of the Fund shall be independent directors, (ii) the selection and nomination of any other independent directors shall be committed to the discretion of the existing independent directors, and (iii) any person who acts as counsel to the independent directors shall be "independent legal counsel" as defined in the rules under the 1940 Act.

(f) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

(g) The Committee shall be responsible for the analyses of the appropriateness of establishing minimum shareholding levels, if any, for Directors.

(h) The Committee shall make nominations for membership on all committees of the Board and shall review committee assignments as necessary.

SECTION 5. PROCEDURAL MATTERS

(a) The Committee shall meet as deemed necessary or appropriate to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

(b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(d) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage and compensate independent legal counsel and other experts or consultants at the expense of the Fund; and (ii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Dated: December 10, 2013

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www.aberdeen-asset.cus/cef

PRX0314

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PROXY	ABERDEEN CHILE FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Chile Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Chile Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2014, at 10:30 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	CH_25351_012914

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Chile Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 27, 2014, at 10:30 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenCH.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 7, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect two Class III Directors to the Board of Directors to serve until the 2017 Annual Meeting of Shareholders.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. James J. Cattano 02. Steven N. Rappaport	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

CH_25351_012914

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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PROXY	ABERDEEN ISRAEL FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Israel Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Israel Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2014, at 10:00 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	ISL_25351_012914

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Israel Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 27, 2014, at 10:00 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenISL.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 7, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect two Class II Directors to the Board of Directors to serve until the 2017 Annual Meeting of Shareholders.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. James J. Cattano 02. Steven N. Rappaport	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

ISL_25351_012914

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New York, NY 10019
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PROXY	ABERDEEN INDONESIA FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Indonesia Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Indonesia Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2014, at 11:00 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	IF_25351_012914

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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Aberdeen Indonesia Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 27, 2014, at 11:00 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIF.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 7, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class II Director to the Board of Directors to serve until the 2017 Annual Meeting of Shareholders.	FOR	WITHHOLD

	01. Lawrence J. Fox	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

IF_25351_012914

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Attend Shareholder Meeting
712 Fifth Avenue, 49th Floor
New York, NY 10019
on March 27, 2014

Please detach at perforation before mailing.

PROXY	ABERDEEN LATIN AMERICA EQUITY FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Latin America Equity Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Latin America Equity Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2014, at 11:30 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	LAQ_25351_012914

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Latin America Equity Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 27, 2014, at 11:30 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenLAQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 7, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect two Class II Directors to the Board of Directors to serve until the 2017 Annual Meeting of Shareholders.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. James J. Cattano 02. Steven N. Rappaport	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

LAQ_25351_012914

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
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VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
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VOTE IN PERSON
Attend Shareholder Meeting
712 Fifth Avenue, 49th Floor
New York, NY 10019
on March 27, 2014

Please detach at perforation before mailing.

PROXY	ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2014, at 9:30 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	ETF_25351_012914

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 27, 2014, at 9:30 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenETF.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 7, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class I Director to the Board of Directors to serve until the 2017 Annual Meeting of Shareholders.	FOR	WITHHOLD

	01. Martin M. Torino	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

ETF_25351_012914